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                                                               EXHIBIT 99.3


                        MONTHLY CERTIFICATEHOLDERS' STATEMENT
                              J. C. PENNEY COMPANY, INC.
                         __________________________________

                             JCP MASTER CREDIT CARD TRUST
                         __________________________________

                           5.50% ASSET BACKED CERTIFICATES
                                  SERIES E (Class A)
                                 CUSIP NO. 466115AE2


              Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as amended by Amendment No. 1 dated as of October 15, 1997 (as amended, the "Pooling and Servicing Agreement"), by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 15, 1999, and with respect to the performance of the Trust during the month of October, 1999, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Class A of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

         A.   Information Regarding the Current Monthly Distribution
              ______________________________________________________
              (Stated on the Basis of $1,000 Original Certificate
              ____________________________________________________
              Principal Amount) for Class A of this Series.
              _____________________________________________

              1.   The total amount of the distribution to
                   Certificateholders per $1,000 original
                   Certificate Principal amount..............   $      4.58

              2.   The amount of the distribution set
                   forth in paragraph 1 above allocable to
                   Certificate Principal, per $1,000
                   original Certificate Principal amount.....   $      0.00

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              3.   The amount of the distribution set forth
                   in paragraph 1 above allocable to
                   Certificate Interest, per $1,000
                   original Certificate Principal amount.....   $      4.58

         B.   Information Regarding the Performance of the Trust.
              ___________________________________________________


              1.   Collection of Principal Receivables
                   ___________________________________

                   (a)  The aggregate amount of Collections of
                        Principal Receivables processed which
                        were allocated in respect of the
                        Certificates of Class A of this
                        Series.............................   $ 121,854,734

                (b)  The Discounted Percentage in Respect
                        of the Collections of Principal
                        Receivables set forth in paragraph
                        1.(a) above..........................         0.00%

                   (c)  The net amount of Collections of
                        Principal Receivables processed which
                        were allocated in respect of the
                        Certificates of Class A of this
                        Series.............................   $ 121,854,734


              2.   Collection of Finance Charge Receivables
                   ________________________________________

                   (a)  The aggregate amount of Collections
                        of Finance Charge Receivables
                        processed which were allocated in
                        respect of the Certificates of
                        Class A of this Series.............    $ 11,824,487

                   (b)  The aggregate amount of Discount
                        Option Receivable Collections which
                        were allocated in respect of the
                        Certificates of Class A of
                        this Series..........................    $     0.00

                   (c)  The portion of Collections of Finance
                        Charge Receivables set forth in
                        paragraph 2.(a) above which were
                        allocated in respect of the
                        Certificates of other Series.........    $     0.00

                   (d)  The net amount of Collections of
                        Finance Charge Receivables which
                        were allocated in respect of the
                        Certificates of Class A of this
                        Series.............................    $ 11,824,487

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              3.   Net Recoveries
                   ______________

                   The aggregate amount of Net Recoveries
                   which were allocated in respect of the
                   Certificates of Class A of this Series....    $     0.00


              4.   Principal Receivables in the Trust
                   __________________________________

                   (a)  The aggregate amount of Principal
                        Receivables in the Trust as of the
                        end of the day on the last day of
                        such month (which reflects the
                        Principal Receivables represented
                        by the JCPR Amount and by the
                        Aggregate Investor Amount)......... $ 1,371,939,353

                   (b)  The amount of Principal Receivables
                        in the Trust represented by the
                        Aggregate Investor Amount as of
                        the end of the day on the last day
                        of such month......................  $  895,061,536

                   (c)  The Aggregate Investor Amount set
                        forth in paragraph 4(b) above as a
                        percentage of the aggregate amount
                        of Principal Receivables set forth
                        in paragraph 4(a) above............          65.24%

                   (d)  The Aggregate Investor Amount for
                        Class A of this Series as a percentage
                        of the aggregate amount of Principal
                        Receivables in the Trust as set
                        forth in paragraph 4(a) above......          47.38%

              5.   Delinquent Balances
                   ___________________

                   The aggregate amount of outstanding
                   balances in the Accounts in the Trust
                   which were delinquent as of the end of
                   the day on the last day of such month:

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                                                                   Aggregate
                                                                    Account
                                                                    Balance
                                                                    _______

                   (a)     1 month:........................  $   32,580,304
                   (b)     2 months:.......................      14,383,646
                   (c)     3 months:.......................      10,877,268
                   (d)     4 months:.......................       8,431,386
                   (e)     5 months:.......................               0
                   (f)     6 or more months:...............               0

                                                       Total: $  66,272,604

              6.   Investor Default Amount
                   _______________________

                   The aggregate amount of the Investor
                   Default Amount which was allocated in
                   respect of the Certificates of Class A of
                   this Series.............................   $   2,855,575


              7.   Investor Charge Offs;
                   _____________________
                   Reimbursement of Charge Offs
                   ____________________________

                   (a)  The aggregate amount of Investor
                        Charge Offs which was allocated
                        in respect of the Certificates of
                        Class A of this Series.............   $        0.00

                   (b)  The amount of the Investor Charge
                        Offs set forth in paragraph 7(a)
                        above, per $1,000 original
                        Certificate Principal amount
                        (which will have the effect of
                        reducing pro rata, the amount of
                        each Certificateholder's
                        investment) allocated to Class A of
                        this Series........................   $        0.00

                   (c)  The aggregate amount reimbursed
                        to the Trust in the current month
                        from drawings under the Letter of
                        Credit in respect of Investor
                        Charge Offs in prior months........   $        0.00

                   (d)  The amount set forth in paragraph
                        7(c) above, per $1,000 original
                        Certificate Principal amount
                        (which will have the effect of
                        increasing, pro rata, the amount
                        of each Certificateholder's
                        investment) allocated to Class A
                        of this Series.....................   $        0.00

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              8.   Investor Monthly Servicing Fee
                   ______________________________

                   The amount of the Investor Monthly
                   Servicing Fee for Class A of this Series
                   for the preceding Monthly Period payable
                   by the Trust to the Servicer............   $   1,083,333

              9.   Investor Monthly Facility Fee
                   _____________________________

                   The amount of the Investor Monthly
                   Facility Fee for Class A of this Series
                   for the preceding Monthly Period payable
                   by the Trust to JCPR...................   $         0.00

              10.  Available L/C Amount
                   ____________________

                   The Available L/C Amount as of the
                   close of business on the Distribution
                   Date specified above for Class A of
                   this Series............................   $         0.00


         C.   The Pool Factor.
              ________________

                   The Pool Factor (which represents the
                   ratio of the Adjusted Investor Amount
                   for Class A of this Series as of the
                   end of the last day of such month to the
                   applicable Initial Investor Amount).
                   (The amount of a Certificateholder's
                   pro rata share of the Investor Amount
                   can be determined by multiplying the
                   original denomination of the Holder's
                   Certificate by the Pool Factor).........        1.000000



                             J. C. PENNEY COMPANY, INC.,
                                     as Servicer





                             By:      /s/  K. Felt
                              _________________________
                              Title:  Credit Controller

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